First Great-West Life & Annuity Insurance Company

A Stock Company

50 Main Street

White Plains, New York 10606

888-353-2654

Individual Retirement Bonus Product — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by First Great-West Life & Annuity Insurance Company in connection with its COLI VUL-4 Series Account

This prospectus describes a flexible premium variable universal life insurance policy (the"Policy") offered by First Great-West Life & Annuity Insurance Company ("First Great-West," "Company,""we," “our” or "us"). The Policy is designed for use by individuals whose employers may offer an employer-sponsored insurance purchase arrangement. The premiums will be paid with employee after-tax funds, but the premium payment may be made through corporate accounts on behalf of the employee. The Policy is designed to meet the definition of "life insurance contracts" for federal income tax purposes. Please see “Federal Income Tax Considerations – Employer-Sponsored Insurance Purchase Arrangements – Tax and Other Legal Issues” on page 51.

The Policy allows "you," the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under this Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should read this prospectus carefully and keep it on file for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2009

Table of Contents

Summary of the Policy and its Benefits	5
Policy Risks	7
Fund Risks	8
Fee Tables	9
Transaction Fees	9
Periodic Charges Other Than Fund Operating Expenses	10
Supplemental Benefit Charges	10
Total Annual Fund Operating Expenses	11
Description of Depositor, Registrant, and Funds	12
First Great-West Life & Annuity Insurance Company	12
The Series Account	12
The Investment Options and Funds	13
Payments We Receive	13
Payments We Make	14
Fixed Account	30
Charges and Deductions	31
Expense Charge Applied to Premium	31
Mortality and Expense Risk Charge	32
Monthly Deduction	32
Monthly Risk Rates	32
Service Charge	32
Partial Withdrawal Fee	33
Surrender Charges	33
Change of Death Benefit Option Fee	33
Fund Expenses	33
General Description of Policy	33
Policy Rights	33
Owner	33
Beneficiary	34
Policy Limitations	34
Allocation of Net Premiums	34
Transfers Among Divisions	34
Fixed Account Transfers	34
Market Timing & Excessive Trading	34
Exchange of Policy	36
Conversion	36
Age Requirements	36
Policy or Registrant Changes	36
Addition, Deletion or Substitution of Investment Options	36
Entire Contract	37
Alteration	37
Modification	37
Assignments	37
Notice and Elections	37
Account Value	37
Net Investment Factor	38
Splitting Units	39
Other Provisions and Benefits	39
Misstatement of Age or Sex	39
Suicide	39

Incontestability	39
Paid-Up Life Insurance	40
Supplemental Benefits	40
Term Life Insurance Rider	40
Report to Owner	41
Dollar Cost Averaging	41
Rebalancer Option	42
Non-Participating	42
Premiums	42
Policy Application, Issuance and Initial Premium	42
Free Look Period	43
Premium	43
Net Premiums	43
Planned Periodic Premiums	43
Death Benefits	44
Death Benefit	44
Changes in Death Benefit Option	44
Changes in Total Face Amount	45
Minimum Changes	45
Increases	45
Decreases	45
Surrenders and Withdrawals	45
Surrenders	45
Partial Withdrawal	46
Loans	46
Policy Loans	46
Lapse and Reinstatement	47
Lapse and Continuation of Coverage	47
Grace Period	47
Termination of Policy	47
Reinstatement	47
Postponement	48
Federal Income Tax Considerations	48
Tax Status of the Policy	48
Diversification of Investments	48
Policy Owner Control	48
Tax Treatment of Policy Benefits	49
Life Insurance Death Benefit Proceeds	49
Tax Deferred Accumulation	49
Surrenders	49
Modified Endowment Contracts	49
Distributions	50
Distributions Under a Policy that is Not a Modified Endowment Contracts	50
Distributions Under Modified Endowment Contracts	50
Multiple Policies	50
Treatment When Insured Reaches Attained Age 121	50
Federal Income Tax Withholding	51
Actions to Ensure Compliance with the Tax Law	51
Policy Loan Interest	51
Our Taxes	51
Employer Sponsored Insurance Purchase Arrangements	51

Corporate Tax Shelter Requirements	52
Legal Proceedings	52
Legal Matters	52
Financial Statements	52
Appendix A – Glossary of Terms	A-1

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1.  The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.

2.  Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the Investment performance of the Investment Divisions ("Divisions"). Policy value in the Fixed Account will be reduced by the policy fees and changes we deduct and the effects of any policy transactions (loans, withdrawals, and transfers) on your policy value in the Fixed Account.

3.  Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than 1/12 of the anticipated annual premium. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4.  Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by New York state law, and receive (i) the value of the amounts allocated to the Series Account on the date the returned policy is received by the Company or an authorized representative, and (ii) any Policy fees or other charges imposed on amounts allocated to the Series Account.

5.  Investment Options and Funds. You may allocate your net Premium payments among the available Divisions or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or to the Fixed Account, subject to the restrictions described herein.

6.	Death Benefit. You may choose from among two death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy; or
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year. A maximum administrative fee of $100 will be deducted from your Account Value for each change of death benefit option.

7.	Account Value. Your Account Value will reflect –

1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account;
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.

8.	Accessing Your Account Value.

You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" (“MEC”) for federal income tax purposes and you have had positive net investment performance.

You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. There are no surrender charges associated with your Policy.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

9.	Supplemental Benefits. The following rider is available –

1.	Term Life Insurance.

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

10. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase "paid-up" insurance. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance generally will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

11. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

12. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

13. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. Subject to minimum face amount.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

14. Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

15. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. The minimum face amount allowed is $100,000.

Policy Risks

1.  Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2.	Policy Not Suitable as a Short-Term Savings Vehicle.

The Policy is designed for long-term financial planning and is not suitable as a short term savings vehicle. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3.  Risk of Policy Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4.  Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

5.  Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. Certain limitations apply to Transfers into and out of the Fixed Account. See "Fixed Account Transfer" on page 34.

6.  Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7.  Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8.  Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain in the Policy, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 ½.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in the Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of a Fund prospectus without charge by contacting us at 888-353-2654.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium	Upon each Premium payment	Maximum: 10.00% of Premium Current: 10.00% of Premium up to target and 3.50% of Premium in excess of target
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.241 per $1000.
Mortality and Expense Risk Fees[2]	Upon each Valuation Date	Guaranteed: 1.00% annually. Current: 1.00% for Policy Years 1-6, 0.00% for Policy Years 7+.
Service Charge	Monthly	Guaranteed: $15/monthCurrent: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional rider. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page 32 of this prospectus. The benefits provided under the rider are summarized in “Other Provisions and Benefits” beginning on page 39 below.

Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.241 per $1000.

_________________________

1  The cost of insurance will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting us at the address or telephone number listed on the first page of this prospectus.

2  We may waive the mortality and expense risk charge in connection with Policies sold to Company employees who are eligible to purchase the Policy.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses1

(Expenses that are deducted from Fund assets, including management fees,

distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	0.27%	2.06%

1 Expenses are shown as a percentage of a Fund's average net assets as of December 31, 2008. The expenses above include fees and expenses incurred indirectly by the Maxim Profile Portfolios as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds' expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

Description of Depositor, Registrant, and Funds

First Great-West

First Great-West (formerly known as Canada Life Insurance Company of New York ("CLNY")) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. First Great-West operates in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York. First Great-West's Home Office is located at 50 Main Street, White Plains, New York 10606.

First Great-West is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), a life insurance company domiciled in Colorado. GWL&A is a wholly-owned subsidiary of GWL&A Financial Inc. ("GWL&A Financial"), a Delaware holding company. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. ("Lifeco"), a Canadian holding company. Lifeco is a subsidiary of Power Financial Corporation ("Power Financial"), a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada ("Power Corporation"), a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation.

Effective December 31, 2005, First Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company. As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of the First Great-West Life & Annuity Insurance Company, including the separate accounts of First Great-West Life & Annuity Insurance Company, and it became directly liable for First Great-West Life & Annuity Insurance Company's liabilities and obligations, including those with respect to the Contract supported by its separate accounts.

The Series Account

The Series Account is a segregated asset account of First Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of First Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of First Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

First Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Investment Divisions (“Divisions”). Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of Divisions, or Sub-Accounts. Each Division of the Series Account invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The Fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A FUND PROSPECTUS AND, IF AVAILABLE, A FUND PROFILE, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly traded available funds and any similarly named Fund may differ substantially.

Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services with regard to the sale of Fund shares to the Division under the Policy. The amount and/or structure of the compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect difference in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about any variations and how he or she and his or her broker-dealer are compensated for selling this Policy, or visit your financial intermediary’s Web site for more information.

Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, First Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Portfolios of Maxim Series Fund, which are Funds under the Policies. First Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, First Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds available under the Policy over other Funds, which may not necessarily be to your benefit.

Effective May 1, 2008, the Divisions investing in the following Funds were closed to new Owners: Dreyfus IP Technology Growth (Initial Shares), Dreyfus VIF International Value (Initial Shares), Federated High Income Bond Fund II (Primary Shares), Fidelity VIP Dynamic Capital Appreciation (Service Class 2 Shares), Fidelity VIP Equity-Income (Service Class 2 Shares), Neuberger Berman AMT Small Cap (S Shares) (formerly Neuberger Berman Fasciano (S Shares)), RidgeWorth VT Small Cap Value Equity (formerly STI Classic VT Small Cap Value). However, Owners with amounts transferred in these Divisions as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2009, the Divisions investing in the following Funds were closed to new Owners: Dreyfus IP MidCap Stock (Initial Shares); DWS Dremen High Return Equity (Class A Shares); Fidelity VIP Disciplined Small Cap ((Service Class 2 Shares); Fidelity VIP Freedom 2005 (Service Class 2 Shares); Fidelity VIP Freedom 2010 (Service Class 2 Shares); Fidelity VIP Freedom 2015 (Service Class 2 Shares); Fidelity VIP Freedom 2020 (Service Class 2 Shares); Fidelity VIP Freedom 2025 (Service Class 2 Shares); Fidelity VIP Freedom 2030 (Service Class 2 Shares); Fidelity VIP Investment Grade Bond (Service Class 2 Shares); Neuberger Berman AMT Partners (I Shares); and Van Eck Worldwide Emerging Markets (Initial Shares).

Effective May 1, 2009, each of the following three Putnam Funds (IB Shares) are replaced with IA Shares: Putnam VT High Yield Fund; Putnam VT International New Opportunities Fund; and Putnam VT MidCap Value Fund.

The investment policies of the Funds are briefly described below:

AIM Variable Insurance Funds (advised by Invesco Aim Advisors, Inc. (“AIM”))

AIM V.I. Global Real Estate Fund (Series I Shares) The Fund’s investment objective is high total return through growth of capital and current income. The Fund will invest, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts (“REITS”). The principal type of securities purchased by the Fund is common stock, which is a type of equity security. The Fund may purchase debt securities including U.S. Treasury and agency bonds and notes. The Fund will normally invest in securities of companies located in at least three different countries, including the United States. When constructing the portfolio, the portfolio managers use a fundamentals driven investment process, including real property market cycle analysis, real property evaluation and management review to identify securities with (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions, and (iii) attractive valuations relative to peer investment alternatives.

Invesco International (N.A.), Inc. and eight other advisory entities affiliated with Invesco Aim Advisors, Inc. are the sub-advisers for this Fund.

AIM V.I. International Growth Fund (Series I Shares) The Fund’s investment objective is to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities. The Fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund will normally invest in the securities of companies located in the developed countries of Western Europe and the Pacific Basin. The Fund may invest no more than 20% of its total assets in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The sub-advisers for this Fund are advisory entities affiliated with Invesco Aim Advisors, Inc.

Alger American Fund (advised by Fred Alger Management, Inc.)

Alger American Small Cap Growth (Class O Shares) The Fund focuses on small, fast growing companies that the manager believes offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization with the range of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter end.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century VP Value Fund (Class I Shares) seeks long-term capital growth. Income is a secondary objective. In selecting stock for the Fund, the portfolio managers look for companies of all sizes whose stock price may not reflect the company's value. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.

American Century VP VistaSM Fund (Class I Shares) seeks long-term capital growth. The portfolio managers primarily look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Growth Fund (Class 2 Shares) The Fund seeks growth by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the United States and Canada. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund seeks growth over time by investing primarily in stocks of smaller companies located around the world. Normally, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $3.5 billion or less. The investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Funds IS International Fund (Class 2 Shares) The Fund seeks growth over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

Columbia Variable Series (advised by Columbia Management Advisors, LLC)

Columbia Mid Cap Value Fund, Variable Series (Class A Shares) The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell MidCap Value Index at the time of purchase that the adviser believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities and may also invest in real estate investment trusts.

Columbia Small Cap Value, Variable Series (Class A Shares) The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase that the adviser believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of total assets in foreign securities and may also invest in real estate investment trusts.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Portfolio's investment objective is long-term growth of capital.

Davis Value Portfolio's investment objective is long-term growth of capital.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the Fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index. The Fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P adjusts each company’s stock weighted in the index by the number of available float shares (i.e., those shares available to public investors) divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The Fund also may use stock index futures as a substitute for the sale or purchase of securities.

Dreyfus Investment Portfolios (advised by The Dreyfus Corporation)

Dreyfus IP MidCap Stock Portfolio (Initial Shares) seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate as represented by the Standard & Poor’s MidCap 400 Index. To pursue this goal, the Fund normally invests at least 80% of its assets in stocks of mid-size companies. The Fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus IP Technology Growth Portfolio (Initial Shares) The Fund seeks capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the Fund’s assets may be invested in foreign securities. The Fund’s stock investments may include common stocks, preferred stocks and convertible securities. In choosing stocks, the Fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the Fund’s investments may currently be experiencing losses. The Fund’s investment process combines a long-term fundamental approach focused on secular growth with a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies. The secular growth investment approach seeks high growth companies in the fastest growing technology sectors. The multi-dimensional investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations. The Fund typically sells a stock when the managers believe there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Fund also may sell stocks when the managers’ evaluation of a sector has changed. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth. To pursue this goal, the Fund primarily invests in growth stocks of foreign companies. Normally, the Fund invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities. In choosing stocks, the portfolio manager considers: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio manager generally will sell securities when themes or strategies change or when the portfolio manager determines that a company’s prospects have changed or that its stock is fully valued by the market

Newton Capital Management Limited is the sub-adviser to this Fund and, as such, provides day-to-day management.

Dreyfus VIF International Value Portfolio (Initial Shares) The Fund seeks long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its assets in stocks. The Fund ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies. The Fund's stock investments may include common stocks, preferred stocks and convertibles securities. The Fund may invest in companies of any size. The Fund may also invest in companies located in emerging markets. The Fund’s investment approach is value oriented and research driven. In selecting stocks, the portfolio manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the Fund focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or overall efficiency and profitability as measured by return on assets and return on equity; and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near term to midterm. The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the portfolio manager’s expectations. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

DWS Variable Series I (advised by Deutsche Investment Management Americas Inc.)

DWS Global Opportunities VIP Portfolio (Class A Shares) seeks above-average capital appreciation over the long term. The Fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index).

DWS Variable Series II (advised by Deutsche Investment Management Americas Inc.)

DWS Blue Chip VIP Portfolio (Class A Shares) seeks growth of capital and income. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers consider to be “blue chip” companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

DWS High Income VIP Portfolio (Class A Shares) seeks to provide a high level of current income. Under normal circumstances, the Fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. grade BB/Ba and below). The Fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

DWS Dreman High Return Equity VIP Portfolio (Class A Shares) seeks to achieve a high rate of total return. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The Fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the Portfolio managers believe are undervalued. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

DWS Dreman High Return Equity VIP Portfolio is subadvised by Dreman Value Management, L.L.C.

DWS Dreman Small Mid Cap Value VIP Portfolio (formerly known as DWS Dreman Small Cap Value VIP) (Class A Shares) seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies.

DWS Dreman Small Mid Cap Value VIP Portfolio is subadvised by Dreman Value Management L.L.C.

DWS Investments VIT Funds (advised by Deutsche Investment Management Americas Inc.)

DWS Alternative Asset Allocation Plus VIP (Class A Shares) The Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. The Fund intends to allocate its assets among the following strategies and/or asset categories: market neutral, inflation-protected, floating rate securities, commodities, real estate, infrastructure, and emerging markets. Investments may be made in other DWS funds or directly in the securities and derivative investments in which such DWS funds could invest. The Fund may also invest in securities of exchange traded funds when a particular asset category or investment strategy is not available through a DWS fund. The Fund's allocations among direct investments and other DWS funds may vary over time. At times, the entire Fund may be invested in other DWS funds or directly in other investments. The Fund may also be invested in some combination thereof. To the extent the Fund directly invests in other investments rather than DWS funds, the allocated portions of the Fund will be managed by the same adviser, sub-adviser or sub-sub-adviser, as applicable, as the corresponding DWS funds, following the same general investment strategies.

DWS Small Cap Index VIP Portfolio (Class A Shares) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. The Russell 2000 Index is a widely accepted benchmark of small-company performance. Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index.

Northern Trust Investments, N.A. is the sub-adviser to this Portfolio.

Federated Insurance Series

Federated High Income Bond Fund II (Primary Shares) seek high current income by investing primarily in a diversified portfolio of fixed-income securities, including lower rated corporate debt obligations commonly referred to as “junk bonds.” The Fund may also invest in derivative contracts to implement its investment strategies. Advised by Federated Investment Management Company. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts in vested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Federated Mid Cap Growth Strategies Fund II seeks capital appreciation by investing primarily in common stock (including American Depositary Receipts (ADRs)) of mid cap companies that offer superior growth prospects. Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the fund to normally invest less than 80% of its assets in investments in mid cap companies. For purposes of this limitation, mid cap companies are defined as those with market capitalizations similar to companies in the Russell Midcap Growth Index. The definition will be applied at the time of investment, and the Fund will not be required to sell an investment because a company’s market capitalization has grown or reduced outside of the market capitalization range of mid cap companies. Advised by Federated Equity Management Company of Pennsylvania.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) seeks long-term capital appreciation. The Fund’s principal investment strategies include: normally investing primarily in common stocks; investing in securities of companies whose value its investment adviser believes is not fully recognized by the public; investing in domestic and foreign issuers; investing in either “growth” stocks or “value” stocks or both; and using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Fidelity VIP Disciplined Small Cap Portfolio (Service Class 2 Shares) seeks capital appreciation. The Fund’s principal investment strategies include: normally investing primarily in common stocks; normally investing at least 80% of assets in securities of companies with small market capitalizations (which for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000 Index or the S&P SmallCap 600 Index); investing in domestic and foreign issuers; investing in either “growth” stocks or “value” stocks or both; and using computer-aided quantitative analysis of historical valuation, growth, profitability, and other factors. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2 Shares) seeks capital appreciation. The Fund’s principal investment strategies include: normally investing in common stocks; investing in domestic and foreign issuers; investing in either “growth” stocks or “value” stocks or both; and using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts in vested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Equity-Income Portfolio (Service Class 2 Shares) seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Fund’s principal investment strategies include: normally investing at least 80% of assets in equity securities; normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks; potentially investing in other types of equity securities and debt securities, including lower-quality debt securities; investing in domestic and foreign issuers; and using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. Effective May 1,

2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts in vested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Investment Grade Bond Portfolio (Service Class 2 Shares) seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund’s principal investment strategies include: normally investing at least 80% of assets in investment grade debt securities (those of medium and high quality) in all types and repurchase agreements for those securities; managing the Fund to have similar overall interest rate risk to the Barclays Capital Aggregate Bond Index; allocating assets across different market sectors and maturities; investing in domestic and foreign issuers; analyzing the credit quality of the issuer, security specific features, current and potential future valuation, and trading opportunities to select investments; potentially investing in lower-quality debt securities; investing in Fidelity’s central funds; and engaging in transactions that have a leveraging effect on the Fund. Effective May 1, 2009, the Division investing in the Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) seeks long-term growth of capital. The Fund’s principal investment strategies include: normally invests primarily in common stocks; normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400 Index); potentially investing in companies with smaller or larger market capitalizations; investing in domestic and foreign issuers; investing in either “growth” or “value” stocks or both; and using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

The Fidelity target date funds listed below are advised by Strategic Advisers, Inc., Boston, Massachusetts.

Fidelity VIP Freedom 2005 Portfolio (Service Class 2 Shares)The Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. The Fund invests in a combination of underlying Fidelity® Variable Insurance Products equity, fixed-income, and short-term funds using a moderate asset allocation strategy designed for investors expected to retire around the year 2005. The Fund allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 20% in domestic equity funds, 35% in investment-grade fixed-income funds, 5% in high yield fixed-income funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2005). Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Freedom 2010 Portfolio (Service Class 2 Shares)The Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. The Fund invests in a combination of underlying Fidelity® Variable Insurance Products equity, fixed-income, and short-term funds using a moderate asset allocation strategy designed for investors expected to retire around the year 2010. The Fund allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 20% in domestic equity funds, 35% in investment-grade fixed-income funds, 5% in high yield fixed-income funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2010). Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Freedom 2015 Portfolio (Service Class 2 Shares)The Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. The Fund invests in a combination of underlying Fidelity® Variable Insurance Products equity, fixed-income, and short-term funds using a moderate asset allocation strategy designed for investors expected to retire around the year 2015. The Fund allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 20% in domestic equity funds, 35% in investment-

grade fixed-income funds, 5% in high yield fixed-income funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2015). Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Freedom 2020 Portfolio (Service Class 2 Shares)The Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. The Fund invests in a combination of underlying Fidelity® Variable Insurance Products equity, fixed-income, and short-term funds using a moderate asset allocation strategy designed for investors expected to retire around the year 2020. The Fund allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 20% in domestic equity funds, 35% in investment-grade fixed-income funds, 5% in high yield fixed-income funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2020). Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Freedom 2025 Portfolio (Service Class 2 Shares)The Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. The Fund invests in a combination of underlying Fidelity® Variable Insurance Products equity, fixed-income, and short-term funds using a moderate asset allocation strategy designed for investors expected to retire around the year 2025. The Fund allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 20% in domestic equity funds, 35% in investment-grade fixed-income funds, 5% in high yield fixed-income funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2025). Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in the Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Freedom 2030 Portfolio (Service Class 2 Shares)The Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. The Fund invests in a combination of underlying Fidelity® Variable Insurance Products equity, fixed-income, and short-term funds using a moderate asset allocation strategy designed for investors expected to retire around the year 2030. The Fund allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 20% in domestic equity funds, 35% in investment-grade fixed-income funds, 5% in high yield fixed-income funds, and 40% in short-term funds (approximately 10 to 15 years after the year 2030). Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term growth of capital consistent with preservation of capital and balanced by current income. The Fund normally invests 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in equity securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets, in bonds, including but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to small, emerging growth companies. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include emerging markets.

Janus Aspen Global Life Sciences Portfolio (Institutional Shares) seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets, in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving qualify of life, including companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the United States. The Fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Fund may have significant exposure to emerging markets.

Janus Aspen Global Technology Portfolio (Institutional Shares) seeks long-term growth of capital by normally investing at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the team of technology analysts (the “Technology Team”) believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: a) companies that the Technology Team believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and b) companies that the Technology Team believes rely extensively on technology in connection with their operations or services. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the Untied States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called “junk” bonds) to 35% or less of its net assets.

Janus Aspen Series Overseas Portfolio (Institutional Shares) (formerly known as Janus Aspen Series International Growth Portfolio) seeks long-term growth of capital primarily through investments in common stocks of issuers located outside of the United States. The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may, at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.

Maxim Series Fund, Inc. (advised by GW Capital Management, LLC (d.b.a. Maxim Capital Management) (“MCM”), a wholly-owned subsidiary of GWL&A)

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Russell 3000 Index at the time of purchase. This Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth. The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving the environment. The Fund will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, or the production of nuclear energy.

Ariel Capital Management, LLC is the sub-adviser to this Fund.

Maxim Bernstein International Equity Portfolio seeks long-term capital growth. This Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Fund will focus on the market price of a company’s securities relative to the company’s potential long-term earnings, asset value and cash flow potential. The company’s historical value measures including price/earnings ratio, profit margins and liquidation value will also be considered, but are not limiting factors.

Alliance Bernstein L.P. is the sub-adviser to this Fund.

Maxim Global Bond seeks current income with capital appreciation and growth of income. The Fund will under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers located throughout the world. The Fund will ordinarily invest in at least three countries, including the U.S. The Fund will hold foreign currencies and attempt to profit from fluctuations in currency exchange rates. The Fund will invest primarily in bonds rated investment grade or the unrated equivalent as determined by the sub-adviser. The Fund will invest up to 25% of its total assets in below investment grade bonds (“high yield/high risk” or “junk” bonds).

Franklin Advisers, Inc. is the sub-adviser to this Fund.

Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S. This Fund can invest up to 20% of its net assets in companies located outside the U.S. including those in emerging markets. The Fund will select stocks in the portfolio from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum capitalization of $1 billion. The Fund will analyze potential investments through computer analysis which compares current stock price to measures such as book value, historical return on equity, company’s ability to reinvest capital, dividends, and dividend growth. The most attractive stocks identified by the model are then subjected to primary research on a global sector basis.

INVESCO Global Asset Management (N.A.) is the sub-adviser to this Fund.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund focuses on good relative value based on the credit outlook of the issuer, good structural fit within objective and constraints of the fund, and maximum total return potential. It may also invest up to 20% in preferred stocks, convertible preferred stocks, or foreign securities (however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to the 20% limitation) and may also invest up to 35% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim Loomis Sayles Small-Cap Value Portfolioseeks long-term capital growth. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index, at the time of purchase. The Fund seeks to build a core small-cap portfolio of common stocks of solid companies that the sub-adviser believes are under-valued in the market. The Fund will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery. The Fund may also invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000® Index market capitalization range.

Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. This Fund will invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. This Fund will also invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality). This Fund will invest in securities which are only denominated in U.S. dollars and securities with a weighted average maturity of less than 90 days.

Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. The Board of Directors approved participation in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Department of the Treasury (the “Treasury”).

The Program is designed to guarantee to investors in participating money market funds that they receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The Program does not cover any increase in the number of Fund shares held in an account after the close of business on September 19, 2008 or any new purchases of Fund shares after the close of business on September 19, 2008.

The guarantee will be triggered if the Fund’s net asset value per share falls below $0.995 – what is commonly referred to as “breaking the buck” – and the Fund liquidates. If this occurs (and subject to the amount available under the Program), a shareholder of record of the Fund at the close of business on September 19, 2008 will receive $1.00 for each share held on such date based on the lesser of (1) the number of Fund shares held by the shareholder at the close of business on September 19, 2008 and (2) the number of shares held by the shareholder on the date the guarantee is triggered. Guarantee payments under the Program will not exceed the amount available within the U.S. Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion. The U.S. Treasury Department and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Fund's participating in the Program terminated April 30, 2009. Although the Secretary of the Treasury has further extended the Program through the close of business on September 18, 2009, the Board of Directors of the Fund has determined not to continue participation in the Program through this new extension period.

Participation in the Program costs 0.015% of the Fund’s net asset value as of September 19, 2008. The Fund’s investment adviser will bear the costs of participating in the Program.

Maxim Short Duration Bond Portfolioseeks maximum total return that is consistent with preservation of capital and liquidity. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Fund selects securities based on relative value, maturity, quality and sector. The Fund will maintain an actively managed portfolio of bonds selected from several categories including: U.S. Treasuries and agency securities; commercial and residential mortgage-backed securities; asset-backed securities; and corporate bonds. The Fund will maintain a weighted average quality of A or higher, maintain average duration between 1 to 3 years based on the adviser’s forecast for interest rates and invest up to 20% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. This Fund emphasizes companies with favorable prospects for increasing dividend income and capital appreciation. It invests in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P’s 500® Stock Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500® Stock Index; and low stock price relative to a company’s underlying value as measured by assets, earnings, cash flow or business franchises.

Under normal market conditions, substantial dividend income means that yield on the Fund's securities generally exceed yield on the Fund's benchmark. In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives a unique opportunity for gain. These special situations might arise when the sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives. This Fund may also invest up to 25% of its total assets in foreign securities. The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim T. Rowe Price Mid Cap Growth seeks long-term capital appreciation. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the S&P 400 MidCap Index or the Russell MidCap Growth Index, emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company.. The market capitalization of the companies in the Fund, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges. This Fund selects stocks using a growth approach and invests in companies that offer proven products or services, have a historical record of above-average earnings growth, demonstrate potential for sustained earnings growth, operate in industries experiencing increasing demand, or have stock prices that appear to undervalue their growth products. In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain. These special circumstances might arise when the sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in supply or demand for the securities. While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim U.S. Government Mortgage Securities Portfolio (formerly known as Maxim U.S. Government Securities Portfolio) seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage related securities that have been issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. This Fund focuses on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields. It invests in private mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by (i) the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) private originators. The Fund also invests in mortgage dollar rolls with up to 20% of its net assets. In a mortgage dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party. The Fund will invest in commercial mortgage-backed securities, asset-backed securities, and investment grade corporate bonds.

Maxim Profile Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objective.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments and, to a lesser degree, fixed income securities.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and, to a lesser degree, equity investments.

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Maxim Lifetime Asset Allocation Portfolios

Investment objective.

Each Fund seeks capital appreciation and income consistent with its current asset allocation. After the year designated in the name of each Fund (“transition year”), the investment objective is to seek income and, secondarily, capital growth.

Principal investment strategies.

Each Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds and a fixed interest contract issued and guaranteed by Great-West (collectively, the “Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, the transition year. Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time, each Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

Maxim Lifetime 2015 Portfolio II – Class T

Maxim Lifetime 2025 Portfolio II – Class T

Maxim Lifetime 2035 Portfolio II – Class T

Maxim Lifetime 2045 Portfolio II – Class T

Maxim Lifetime 2055 Portfolio II – Class T

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Small Cap Growth Portfolio (Class S Shares) (formerly known as Neuberger Berman AMT Fasciano (S Shares)) seeks long-term capital growth. The portfolio manager also may consider a company’s potential for current income prior to selecting it for the Fund. To pursue this goal, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the range of the Russell 2000 Index at the time of purchase. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Partners Portfolio (Class I Shares) seeks capital growth. The Fund invests mainly in common stocks of medium to large capitalization companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

Neuberger Berman AMT Regency Portfolio (Class I Shares) seeks growth of capital. To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) seeks long-term growth of capital by investing in securities of companies that meet the Fund’s financial criteria and social policy. To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries. The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT High Yield Portfolio (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated constrained Index, which as of March 31, 2008 was 4.64 years. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will limit its exposure to foreign currency (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

PIMCO VIT Low Duration Bond Portfolio (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the Fund invests at least 65% of its total assets in a diversified portfolio of fixed income instruments with a focus on investment grade short maturity fixed income securities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 30% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

PIMCO VIT Real Return Portfolio (Administrative Shares) seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index, which as of December 31, 2008 was 5.83 years. The Fund may also invest up to 10% of its total assets in preferred stocks.

PIMCO VIT Total Return Portfolio (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. The average portfolio duration normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Putnam Variable Trust (advised by Putnam Investments, LLC)

Putnam VT Equity Income Fund (Class IA Shares)The Fund seeks capital growth and current income.The Fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in common stocks and other equity investments that offer potential for current income.

Putnam VT High Yield (Class IA Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality, and have intermediate to long-term maturities (three years or longer). Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in securities rated below investment grade.

Putnam VT International New Opportunities (Class IA Shares) The Fund seeks long-term capital appreciation. The Fund invests mainly in common stocks of companies outside of the United States. The Fund mainly invests in growth stocks, which are those issued by companies that are believed to be fast growing and whose earnings are likely to increase over time and may lead to an increase in the price of the stock. The Fund may invest in companies of any size and may invest in both established and developing (emerging) markets.

Putnam VT MidCap Value Fund (Class IA Shares) The Fund seeks capital appreciation and, as a secondary objective, current income. The Fund invests mainly in the common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that the Fund believes are currently undervalued by the market. Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in midsized companies of a size similar to those in the Russell Midcap Value Index.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Micro-Cap Portfolio (Service Class Shares) seeks long-term growth of capital. The Fund invests primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies, generally focusing on those that it believes are trading considerably below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. Normally the Fund will invest up to 80% of its net assets in the equity securities of micro-cap companies (which we define as companies with stock market capitalizations less than $500 million at the time of investment). The Fund may invest up to 25% of its net assets in foreign securities.

Royce Small-Cap Portfolio (Service Class Shares) seeks long-term growth of capital. The Fund invests primarily in equity securities issued by small companies. Royce generally looks for companies that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Any production of income is incidental to the Fund’s investment goal. Normally, the Fund will invest at least 80% of its net assets in the equity securities of small-cap companies (which we define as companies with stock market capitalizations less than $2.5 billion at the time of investment). The Fund may invest up to 25% of its net assets in foreign securities.

Van Eck Worldwide Insurance Trust (advised by Van Eck Associates Corporation)

Van Eck Worldwide Emerging Markets (Initial Class Shares) The Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. Under normal conditions, the Fund will invest at least 80% of its assets in securities of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Van Eck Worldwide Hard Assets (Initial Class Shares) Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of “hard asset” companies and instruments that derive their value from “hard assets”. “Hard assets” consist of precious metals, natural resources, real estate and commodities. A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets. The Fund will invest in securities of companies located throughout the world (including the U.S.). The Funds investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trust, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard asset securities.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven calendar days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the Fund shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts.

The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that you will earn interest at a rate of at least 3.00% per year on amounts in the Fixed Account. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion We may reset the interest rate monthly. We will notify you of any changes to the Fixed Account interest rate in writing.

The Fixed Account may not be available in all states.

Charges and Deductions

Expense Charge Applied to Premium. We will deduct a maximum expense charge of 10% from each Premium payment as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 6.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by New York state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Administrative Office. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

The portion of the first year Policy Value Account that will be returned is equal to the dollar amount of the expense charge in the first year divided by the premium paid in the first year.

The first year percentage will be amortized over 7 years to determine the portion of the Policy Value Account in subsequent years, such that the portion in year 8 will be 0:

Amount to amortize each year = First Year Percentage divided by 7. This amortization factor when applied during the 7 year period must be multiplied by the Policy Value account to determine the actual dollar amount to be returned.

As described under the heading "Term Life Insurance Rider" on page 40, we may offer a term life insurance rider that may have the effect of reducing the expense charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contracts and effort and administrative costs per Policy depend on factors, such as the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. First Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 1.0% annually. Currently, the charge is 1.00% for Policy Years 1 through 6, 0.00% for Policy Years 7+.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions and the Fixed Account.

The monthly deduction equals the sum of (1), (2), (3) and (4) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
(2)	is the service charge;
(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and
(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Unismoke Ultimate Mortality Table ("2001 CSO"). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by modified guaranteed issue, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15.00 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports.

This charge may be decreased by us from time to time based on our expectations of future expenses, but will never exceed $15.00 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10.00 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges. Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See "Payments We Receive" at page 13.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and Employer-Financed Insurance Purchase Arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. Any change of Beneficiary is subject to any existing assignment of this Policy. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date the notice was recorded by the Company, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus on page 43.

You may change your allocation percentages at any time by Request.

Transfers Among Divisions. Subject to our rules referenced below, which may change from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division's value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

If a Fund elects to liquidate its assets, the Division that invests in such Fund will be closed to new investments, which means Owners will not be permitted to allocate additional amounts (either through contributions or Transfers) to the Division that invests in such Fund. If you have any assets invested in the Division that invests in such Fund subsequent to the date of liquidation, such assets will be involuntarily redeemed and invested in the Maxim Money

Market Portfolio. If you are utilizing a custom transfer feature, such as dollar cost averaging or rebalancer, and do not make alternate arrangements prior to the date of liquidation, any assets invested in, or allocations made to, such liquidated fund will be invested in the Maxim Money Market Portfolio.

Fixed Account Transfers. Transfer into the Fixed Account are limited to once every 60 days. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

There are no minimum Transfer amount requirements for Fixed Account and/or Division Transfers.

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner's trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•

Restrict the Owner to inquiry-only access for the Internet and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represent that no further market timing or excessive trading will occur, and acknowledge that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

In an employer-financed insurance purchase arrangement, the procedures described above are designed to prevent or minimize market timing and excessive trading by Owners, which may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by Us or by the Fund. The Fund determines the restrictions imposed, either one of the four restrictions described above or by restricting the Participant from making Transfers into the identified Fund’s for the period for time specified by the Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by First Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The Total Face Amount of the new policy may not exceed the Total Face Amount of this Policy on the date of the exchange. The premium rate will be the rate used for the new policy of insurance on the Policy Date for the mortality class in which the policy has been placed. The Company will determine any other requirements or costs. Any excess Cash Surrender Value will be payable to the Owner; this distribution may be a taxable event to the Owner.

Conversion. In the event of a material change in the investment policy of the Series Account, the Owner has the right to convert this Policy to a general account life insurance policy currently being issued by the Company. The Company may delay such conversion pursuant to the Postponement provision or other restrictions described in the Policy. The new policy will be issued with a current date. The cash surrender value will be applied as premium toward the new contract. No evidence of insurability will be required for the conversion. The suicide and incontestability periods will not begin anew on the date of conversion.

Age Requirements. An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a modified guaranteed underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Divisions. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future Premium allocations and Transfers of Account Value. If we do so, we will notify you and ask you to change your Premium allocation instructions. If you do not change those instructions by the Division's closing date, Premiums allocated to that Division automatically will be allocated to the Maxim Money Market Portfolio Division until you instruct us otherwise. A Division closing may affect dollar cost averaging and the rebalancer option. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page 31 of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our General Account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification --

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. The Company will not recognize an assignment until the original or a certified copy is recorded at our Administrative Office. When an assignment is filed, the Owner’s rights and those of the Beneficiary are subject to the assignment. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Administrative Office. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Administrative Office complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans, the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Administrative Office or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE (typically 4:00 pm EST/EDT) on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value attributable to each Division of the Series Account or the Fixed Account on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus
•	that portion of the net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:
•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•

if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by deducting the mortality and expense risk charge for each day in the Valuation Period from the quotient of (1) and (2) where:

(1) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus

•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The Fixed Account Value is

•	Premiums allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	Transfers from the Fixed Account, including any applicable transfer charges

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

The net investment factor may be greater or less than or equal to one.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for any rider.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date or Reinstatement Issue Date, we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for rider. This provision does not apply if coverage is reinstated after two years from the Issue Date.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount, then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. After the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it for misrepresentation. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase. This provision does not apply when the premium is unpaid beyond the grace period.

If the Policy is reinstated, the reinstated Policy will be incontestable on the basis of material misrepresentation in the restatement application after it has been in force during the Insured’s lifetime for 2 years from the effective date of reinstatement. This provision does not apply when the premium is unpaid beyond the grace period.

Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase "paid-up" insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. No premium payments will be accepted and no loans can be taken after age 100. Your death benefit will be fixed by the Code for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see "Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 121" on page 50.

Supplemental Benefits. The following supplemental benefit rider is available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables beginning on page 9.

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider's death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same two death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy's specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). By Request, the Owner may increase or decrease the rider Face Amount, subject to the Company’s approval. Any change in the rider Face Amount may be limited to amounts that will not exceed tax guidelines and jeopardize the tax status of the Policy as life insurance. The minimum decrease amount for the Total Face Amount is $25,000. The Total Face Amount may not be decreased below $100,000 without prior approval from the Company. The decrease will become effective on the first day of the Policy Month following receipt of Request. The decrease will apply first to the most recent increase or increases in Total Face Amount for purposes of the Incontestability Provision. The minimum increase for the Total Face Amount is $25,000. The increase will be subject to Evidence of Insurability satisfactory to the Company. The increase will be effective on the rider anniversary following the approval of the Request for the increase, subject to the deduction of the first month’s cost of insurance for the rider from the Policy Value Account.

The minimum allocation of Total Face Amount between your Policy and the rider is 20% and 80% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in "Death Benefit" below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:

•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first Rider premium is paid to the Company.

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's monthly risk charge.

If you purchase this rider, the target Premium amount, to which the sales charge applies, will be proportionately lower as a result of a reduction in commission payments.Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales charges deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.

Report to Owner. We will maintain all records relating to the Series Account, the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of New York. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. Dollar Cost Averaging will terminate automatically upon the annuity commencement date. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. Rebalancer will terminate automatically upon the annuity commencement date. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Administrative Office. We will then follow our underwriting procedures designed to determine your insurability. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a modified guaranteed issue underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the

Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period. During the free look period (ten days or longer where required by law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Administrative Office or to the representative from whom you purchased the Policy.

Generally, net Premium will be allocated to the Divisions you selected on the application during the free look period. However, under certain circumstances described below, the net Premium will first be allocated to the Maxim Money Market Division and remain there until the next Valuation Date following the end of the free look period plus five calendar days. On that date, the Sub-Account value held in the Maxim Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may not change your Division allocations but you may change your allocation percentages.

Policies returned during the free look period will be void from the Issue Date. In New York, we will refund an amount equal to the sum of 1) the value of the amounts allocated to the Series Account on the date the returned Policy is received by the Company or an authorized representative, and 2) any Policy fees or other charges imposed on amounts allocated to the Series Account.

Premium. All Premium payments must be made payable to "First Great-West Life & Annuity Insurance Company" and mailed to our Administrative Office. The Initial Premium will be due and payable on or before your Policy's Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $5,000.00. All Premiums after the first are to be made payable to the Company at the Administrative Office and will be due on the first day of any Policy Month in which the cost of insurance exceeds the Policy Value Account less any outstanding loans and less any accrued interest. You may pay additional Premium payments to us in the amounts and at the times you choose, prior to the date the Paid-Up Life Insurance Provision goes into effect and subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $1000 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See "Charges and Deductions - Expense Charge Applied to Premium," on page 31.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured's death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:

•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured's death, less
•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See "Federal Income Tax Considerations - Tax Status of the Policy," on page 48. The Policy must qualify under the cash value accumulation test (“CVAT”).

Under the testing procedure, there is a minimum death benefit required at all times equal to your Account Value multiplied by some pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors used for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is—

▪	the Policy’s Total Face Amount on the date of the Insured’s death les any partial withdrawals; or if greater,
▪	The Account Value on the date of death multiplied by the applicable factor shown in the table set forth in you Policy

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is –

▪	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death; or if greater,
▪	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want your death to increase with your Account Value.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account.

See the "Account Value" and "Charges and Deductions" sections of the prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•

If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits by submitting a written Request. Any decrease will become effective on the first day of the Policy Month following approval of the Request. The decrease will apply first to the most recent increase or increases in Total Face Amount for purposes of the Incontestability Provision. The increase will be subject to Evidence of Insurability satisfactory to the Company. The increase will be effective on the Policy Anniversary following the approval of the Request for the increase, subject to the deduction of the first month’s cost of insurance from the Policy Value Account. Any change in Total Face Amount may be limited to amounts that will not exceed tax guidelines and jeopardize the tax status of the Policy as life insurance.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases. To Request an increase, you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this Prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the "Other Provisions and Benefits" section of this Prospectus.

Decreases. A decrease will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender. If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties. You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” beginning on page 49 of this prospectus.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums. A partial withdrawal will not increase the net amount of risk.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - - Tax Treatment of Policy Benefits," beginning on page 49 of this prospectus.

Loans

Policy Loans. After the policy has been in force for 3 years, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you notification of the initial interest rate at the time of the loan and advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 1.0%.

During the first 5 years subsequent to the issuance of the Policy, the Owner is prohibited from undertaking a pattern of borrowing that is likely to require all of or a substantial part of cash values to be pledged as security against repayment of such loans unless the borrowing was incurred because of an unforeseen increase in financial obligations.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured's death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. Except for the first Premium, if the Account Value, less any Policy Debt, on the last day of a Policy Month, is not sufficient to cover the monthly deduction for the cost of insurance, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of theInsured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request, including a written application for reinstatement, within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to three times the monthly deduction applicable on the date of reinstatement; and
•

you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy. Interest will not exceed the applicable policy loan rate or rates determined in accordance with these policy procedures.

A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	the expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Postponement. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

The interest calculated on surrenders, partial withdrawals, or a Policy loan shall be calculated from the date that Request in good order is received by the Company and is payable if the funds are not mailed or delivered by the Company within ten working days of receipt. Interest is paid at a settlement rate not less than required by law.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition of federal income tax on you with respect to the earnings allocable to the Policy prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from the Beneficiary’s gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums ("seven-pay test"). In addition, a Policy may be treated as a MEC if there is a "material change" of the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•

First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•

Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	made when the taxpayer is age 59½ or older;
2.	attributable to the taxpayer becoming disabled; or
3.

is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary's life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a "paid-up" life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death

Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations.  Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for First Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy's tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Employer-Sponsored Insurance Purchase Arrangements--Tax and Other Legal Issues

Employers and employees contemplating the purchase of a Policy as a part of anemployer-sponsored insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-sponsored insurance purchase arrangement is a plan or arrangement which contemplates that an employer may pay one or more premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.

Payments by the employer under an employer sponsored insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.

Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned premiums under the Policy may cause a lapse of the Policy.

6.

An employee considering whether to participate in an employer-sponsored insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.

An employee considering whether to participate in an employer-sponsored insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.

An employee considering whether to participate in an employer-sponsored insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. First Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Beverly A. Byrne, Chief Legal Officer, Financial Services and Securities Compliance of First Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., N.W., Suite 400, East Lobby, Washington, D.C. 20007-5208, serves as special counsel to First Great-West with regard to the federal securities laws.

Financial Statements

First Great-West's financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

The SAI is a document that includes additional information about the Series Account, including the financial statements of First Great-West. As the Series Account had not sold any Policies as of December 31, 2008, no financial statements are available for the Series Account. The SAI is incorporated as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact First Great-West toll-free at 888-353-2654 or via email at keybizdirect@gwl.com.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Series Account are available on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-22102

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Administrative Office –8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any.

Company – First Great-West Life & Annuity Insurance Company.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contain shares of a Fund. Divisions may also be referred to as "investment divisions" or Sub-Accounts" in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy and from which the incontestability and suicide exclusions are measured.

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” on page 49.

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Value Account – The Sub-Account Value plus the Fixed Account Value plus the Loan Account Value.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Premiums – Amounts received and allocated to the Sub-Account(s) and Fixed Account prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Administrative Office from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under New York law named the COLI VUL–4 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Account Value containing the value credited to the Owner from the Series Account.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to another Division or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date. To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE on that Valuation Date.

COLI VUL-4 SERIES ACCOUNT

Flexible Premium Variable

Universal Life Insurance Policies

Issued by:

First Great-West Life & Annuity Insurance Company

50 Main Street

White Plains, New York 10606

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2009, which is available without charge by contacting First Great-West Life & Annuity Insurance Company at 888-353-2654 or via e-mail at keybizdirect@gwl.com.

May 1, 2009

Table of Contents

General Information and History of First Great-West and the Series Account	3

State Regulation	3

Independent Registered Public Accounting Firm	3

Underwriters	4

Administrative Services	4

Underwriting Procedures	4

Illustrations	4

Financial Statements	4

2

General Information and History of First Great-West and the Series Account

First Great-West Life & Annuity Insurance Company (“First Great-West”) (formerly known as Canada Life Insurance Company of New York ("CLNY")) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. First Great-West operates in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York. First Great-West's Home Office is located at 50 Main Street, White Plains, New York 10606.

First Great-West is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), a life insurance company domiciled in Colorado. GWL&A is a wholly-owned subsidiary of GWL&A Financial Inc. ("GWL&A Financial"), a Delaware holding company. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. ("Lifeco"), a Canadian holding company. Lifeco is a subsidiary of Power Financial Corporation ("Power Financial"), a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada ("Power Corporation"), a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation.

Effective December 31, 2005, First Great-West, a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company. As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of the First Great-West, including the separate accounts of First-Great West, and it became directly liable for the First Great-West's liabilities and obligations, including those with respect to the contract supported by its separate accounts.

We established the COLI VUL-4 Series Account (the “Series Account”) in accordance with New York law on July 11, 2007. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York’s Commissioner of Insurance (“Commissioner”), whose agents periodically conduct an examination of our financial condition and business operations. The investment policy of the Series Account may not be changed without any required approval of the Commissioner. The approval process will be on file with the Commissioner.

We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Independent Registered Public Accounting Firm

The financial statements of First Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement which report expresses an unqualified opinion on the financial statements of First Great-West Life & Annuity Insurance Company and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. As the Series Account had not sold any Policies as of December 31, 2008, no financial statements are available for the Series Account.

3

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. ("GWFS Equities"), an indirect wholly owned subsidiary of First Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 ("Exchange Act') as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

GWFS Equities has received no underwriting commissions in connection with this offering in each of the last three fiscal years.

Licensed insurance agents will sell the Policy in New York. Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 70% of Premium up to the first year target Premium and 7% of the portion of the first year Premium above the target. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Administrative Services

Certain Administrative services are provided by Great-West to assist First Great-West in processing the Policies. These services are described in written agreements between Great-West and First Great-West. No compensation was paid to Great-West in connection with these services for these Policies.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The financial statements of First Great-West as contained herein should be considered only as bearing upon First Great-West's ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account.

4

First Great-West Life & Annuity
Insurance Company
(a wholly-owned subsidiary of
Great-West Life & Annuity
Insurance Company)

Balance Sheets as of December 31, 2008 and 2007 and Related Statements of Income, Statements of Stockholder’s Equity and Statements of Cash Flows for Each of the Three Years in the Period Ended December 31, 2008 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
First Great-West Life & Annuity Insurance Company
White Plains, New York

We have audited the accompanying balance sheets of First Great-West Life & Annuity Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of First Great-West Life & Annuity Insurance Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Denver, Colorado
April 8, 2009

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Balance Sheets
December 31, 2008 and 2007
(In Thousands, Except Share Amounts)

	December 31,

	2008	2007

Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $398,845 and $421,281)	$367,795	$424,443
Fixed maturities, held for trading, at fair value (amortized cost $0 and $4,112)	—	4,174
Mortgage loans on real estate (net of allowances of $802 and $802)	86,604	85,696
Equity investments, available-for-sale, at fair value (cost $57 and $59)	82	76
Policy loans	12,890	12,401
Short-term investments, available-for-sale (cost approximates fair value)	29,204	18,177
Other investments	178	—

Total investments	496,753	544,967

Other assets:
Cash	1,528	1,879
Reinsurance receivable	51,168	50,871
Deferred acquisition costs and value of business acquired	13,291	13,012
Investment income due and accrued	4,321	4,343
Premiums in course of collection	435	896
Deferred income taxes	19,070	3,212
Collateral under securities lending agreements	32,566	39,272
Due from parent and affiliates	1,153	—
Other assets	3,642	1,453
Assets of discontinued operations	6,120	5,860
Separate account assets	122,630	108,972

Total assets	$752,677	$774,737

See notes to financial statements.	(Continued)

2

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Balance Sheets
December 31, 2008 and 2007
(In Thousands, Except Share Amounts)

	December 31,

	2008	2007

Liabilities and stockholder’s equity
Policy benefit liabilities:
Policy reserves	$521,471	$525,441
Policy and contract claims	5,086	5,732
Policyholders’ funds	2,797	2,785
Provision for policyholders’ dividends	1,700	2,000
Undistributed earnings on participating business	1,614	1,251

Total policy benefit liabilities	532,668	537,209

General liabilities:
Due to parent and affiliates	—	2,051
Payable under securities lending agreements	32,566	39,272
Other liabilities	2,495	4,838
Liabilities of discontinued operations	6,120	8,009
Separate account liabilities	122,630	108,972

Total liabilities	696,479	700,351

Commitments and contingencies (Note 14)

Stockholder’s equity:
Common stock, $1,000 par value, 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500
Additional paid-in capital	56,350	56,350
Accumulated other comprehensive income (loss)	(22,862)	1,441
Retained earnings	20,210	14,095

Total stockholder’s equity	56,198	74,386

Total liabilities and stockholder’s equity	$752,677	$774,737

See notes to financial statements.	(Concluded)

3

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Statements of Income
Years Ended December 31, 2008, 2007 and 2006
(In Thousands)

	Year Ended December 31,

	2008	2007	2006

Revenues:
Premium income, net of premiums ceded of $10,807, $10,316 and $10,363	$15,263	$15,841	$15,488
Fee income	5,852	1,755	1,104
Net investment income	31,001	27,648	27,766
Net realized gains (losses) on investments	(5,215)	1,137	77

Total revenues	46,901	46,381	44,435

Benefits and expenses:
Life and other policy benefits, net of reinsurance recoveries of $10,469, $5,658 and $7,352	22,303	20,843	26,698
Increase (decrease) in policy reserves	(6,612)	(3,954)	(8,771)
Interest paid or credited to contractholders	12,176	10,534	10,305
Provision (Benefit) for policyholders’ share of earnings on participating business	1,370	575	(351)
Dividends to policyholders	1,333	2,038	1,610

Total benefits	30,570	30,036	29,491
General insurance expenses	6,009	4,939	3,422
Amortization of deferred acquisition costs and value of business acquired	2,333	3,009	2,945

Total benefits and expenses, net	38,912	37,984	35,858

Income from continuing operations before income taxes	7,989	8,397	8,577
Income tax expense	2,708	2,387	3,145

Income from continuing operations	5,281	6,010	5,432
Income (loss) from discontinued operations, net of income tax expense (benefit) of $2,923, $2,014 and ($257)	834	2,973	(477)

Net income	$6,115	$8,983	$4,955

See notes to financial statements.

4

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Statements of Stockholder’s Equity
Years Ended December 31, 2008, 2007 and 2006
(In Thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total

Balances, January 1, 2006	$2,500	$56,350	($491)	$4,650	$63,009
Net income				4,955	4,955
Net change in unrealized gains			96		96

Total comprehensive income					5,051

Balances, December 31, 2006	2,500	56,350	(395)	9,605	68,060
Net income				8,983	8,983
Net change in unrealized gains			1,836		1,836

Total comprehensive income					10,819
Impact of adopting SFAS No. 155				7	7
Dividends				(4,500)	(4,500)

Balances, December 31, 2007	2,500	56,350	1,441	14,095	74,386
Net income				6,115	6,115
Net change in unrealized gains			(24,303)		(24,303)

Total comprehensive income					(18,188)

Balances, December 31, 2008	$2,500	$56,350	($22,862)	$20,210	$56,198

See notes to financial statements.

5

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Statements of Cash Flows
Years Ended December 31, 2008, 2007 and 2006
(In Thousands)

	Year Ended December 31,

	2008	2007	2006

Cash flows from operating activities:
Net income	$6,115	$8,983	$4,955
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Earnings (loss) allocated to participating policyholders	1,370	575	(351)
Amortization of premiums, accretion of (discounts) on investments, net	(727)	232	319
Net realized (gains) losses on investments	5,162	(1,110)	(54)
Interest credited to contractholders	11,975	10,406	10,146
Depreciation and amortization	2,369	3,011	2,946
Deferral of acquisition costs	(2,423)	(3,679)	(3,504)
Deferred income taxes	(2,059)	(1,366)	(56)
Changes in assets and liabilities:
Held for trading investments	3,914	(4,010)	—
Policy benefit liabilities	(9,869)	(3,919)	(9,637)
Reinsurance receivable	(5,012)	(3,739)	333
Accrued interest and policyholder receivables	1,886	(359)	370
Other, net	(6,824)	3,520	787

Net cash provided by operating activities	5,877	8,545	6,254

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities available-for-sale	141,518	93,435	139,056
Mortgage loans on real estate	7,449	11,068	15,196
Equity investments	35	19	—
Purchases of investments:
Fixed maturities available-for-sale	(123,119)	(136,396)	(137,982)
Mortgage loans on real estate	(8,650)	—	(22,550)
Equity investments	(73)	—	(105)
Net change in short-term investments	(11,027)	17,985	2,492
Net change in repurchase agreements	—	(13,431)	36
Other, net	(2,276)	(100)	320

Net cash provided by (used in) investing activities	3,857	(27,420)	(3,537)

Cash flows from financing activities:
Contract deposits	90,395	41,891	11,175
Contract withdrawals	(96,663)	(19,142)	(10,631)
Change in due to parent and affiliates	(3,204)	1,384	(1,608)
Dividends paid	—	(4,500)	—
Change in bank overdrafts	(613)	(325)	(1,386)

Net cash provided by (used in) financing activities	(10,085)	19,308	(2,450)

Net increase (decrease) in cash	(351)	433	267
Cash, beginning of year	1,879	1,446	1,179

Cash, end of year	$1,528	$1,879	$1,446

Supplemental disclosures of cash flow information:
Net cash paid during the year for income taxes	$9,283	$2,838	$1,637

Fair value of assets acquired in settlement of fixed maturity investments	$212	—	—

See notes to financial statements.

6

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

1.	Organization, Basis of Presentation and Significant Accounting Policies

Organization - First Great-West Life & Annuity Insurance Company (the “Company”), is a wholly-owned direct subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”).

The Company offers individual and group life insurance and individual and group annuity products. The Company was incorporated as a stock life insurance company in the State of New York and is subject to regulation by the New York Department of Insurance.

Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for valuation of privately placed and non-actively traded public investments, derivative instruments, allowances for credit losses on mortgage loans on real estate, deferred acquisition costs and value of business acquired, policy reserves, and taxes on income. Actual results could differ from those estimates.

Reclassifications in the amounts of $10,406 and $10,146 were made to the statement of cash flows for the year ended December 31, 2007 and 2006, respectively, to separately reflect interest credited to contractholders. Formerly, they were included in policy benefit liabilities. The reclassifications had no effect on previously reported net income, total assets or total stockholder’s equity and were made in order to further enhance the readers’ understanding of the Company’s financial statements.

Significant accounting policies

Investments - Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain, or loss, net of policyholder related amounts and deferred taxes, in accumulated other comprehensive income (loss) in the stockholder’s equity section of the accompanying balance sheets. Net unrealized gains and losses related to participating contract policies are recorded as undistributed earnings on participating business in the Company’s balance sheets.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains (losses) on investments.

During the years ended December 31, 2008 and 2007, the Company purchased fixed maturity securities which were classified as held-for-trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

2.

Mortgage loans on real estate are commercial loans and are carried at their unpaid balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the scientific interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

7

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

The Company maintains an allowance for credit losses at a level that, in management’s opinion, is sufficient to absorb credit losses on its impaired loans. Management’s judgment is based upon situational analysis of each individual loan and may consider past loss experience and current and projected economic conditions. The measurement of impaired loans is based on the fair value of the underlying collateral.

3.

Equity investments classified as available-for-sale are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder’s equity section of the Company’s balance sheets. Realized gains and losses and declines in value, determined to be other-than-temporary, are included in net realized gains (losses) on investments.

4.	Policy loans are carried at their unpaid balances.

5.

Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost, which approximates fair value. The Company classifies its short-term investments as available-for-sale.

6.	Gains and losses realized upon the disposal of investments are determined on a specific identification basis.

7.

The Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds from the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying balance sheets. The liability is collateralized by securities with approximately the same fair value.

8.

The Company receives collateral for lending securities that are held as part of its investment portfolio. The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. The Company’s securities lending transactions are accounted for as collateralized borrowings. Collateral is defined as government securities, letters of credit and/or cash collateral. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

9.

One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition or near term recovery prospects, the effects of changes in interest rates or credit spreads and the recovery period. The Company’s accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.

8

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

Derivative financial instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the balance sheets in other assets and other liabilities at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in its fair value of the derivative and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income (loss) on the Company’s balance sheets and are recognized in the income statements when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change.

Cash - Cash includes only amounts in demand deposit accounts.

Bank overdrafts - The Company’s cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment can result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying balance sheets. At December 31, 2008 and 2007, this liability was $44 and $313, respectively.

Deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”) - DAC, which primarily consists of sales commissions and costs associated with the Company’s sales representatives related to the production of new business, have been deferred to the extent recoverable. VOBA represents the estimated fair value of insurance or annuity contracts acquired through the acquisition of another insurance company. The recoverability of such costs is dependent upon the future profitability of the related business. The Company’s VOBA resulted from GWL&A’s 2003 acquisition of Canada Life Insurance Company of New York. DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. See Note 8 for additional information regarding deferred acquisition costs and the value of business acquired.

Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying balance sheets. The Company’s separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, which is an affiliate of GWL&A, and shares of other non-affiliated mutual funds and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company’s statements of income. Revenues of the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges.

Life insurance and annuity policy reserves - Life insurance and annuity policy reserves with life contingencies in the amounts of $364,775 and $445,006 at December 31, 2008 and 2007, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity policy reserves without life contingencies in the amounts of $156,470 and $80,233 at December 31, 2008 and 2007, respectively, are established at the contract holder’s account value.

Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

9

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating fund account - The Company sells participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in premium charged and the actual experience. The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors.

Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fee income is derived primarily from administrative services related to assets under management. Fees from other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Net investment income - Interest from fixed maturities and mortgage loans on real estate is recognized when earned. Net investment income on equity securities available-for-sale is primarily comprised of dividend income and is recognized when declared.

Net realized gains and losses - Net realized gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized gains and losses also result from fair value changes in derivatives contracts that do not qualify, or are not designated, as a hedge for accounting purposes and the change in value of derivatives in certain fair-value hedge relationships upon termination or expiration. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary.

Income taxes - Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events have been recognized in the Company’s financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

The Company adopted Financial Accounting Standards Board Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No.  109” (“FIN 48”) effective January 1, 2007. Among other things, under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements.

Regulatory requirements - In accordance with the requirements of the New York State Department of Insurance (the “Department”), the Company must demonstrate that it maintains adequate capital. At December 31, 2008 and 2007, the Company was in compliance with the requirement (see Note 9). Also, in accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security for policy and contractholders.

10

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

2.	Discontinued Operations

On April 1, 2008, the Company completed the sale of substantially all of its healthcare insurance business to a subsidiary of CIGNA Corporation (“CIGNA”). The Company recognized a gain in the amount of $655, net of income taxes, upon completion of the transaction. The business that was sold was the vehicle through which the Company marketed and administered group life and health insurance to small and mid-sized employers. CIGNA acquired from the Company the stop loss, group life, group disability, group medical, group dental, group vision, group prescription drug coverage and group accidental death and dismemberment insurance business in New York through a combination of 100% indemnity reinsurance agreements, renewal rights and related administrative service agreements. As required by Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the statements of income and balance sheets of the disposed business activities are presented as discontinued operations for all periods presented in the financial statements.

The following table summarizes the major classifications of assets and liabilities of discontinued operations at December 31, 2008 and 2007.

	December 31,

Assets	2008	2007

Reinsurance receivable	$6,120	$1,405
Uninsured claims receivable	—	952
Premiums in course of collection	—	451
Goodwill and other intangible assets	—	2,251
Deferred income taxes	—	742
Other	—	59

Total assets	$6,120	$5,860

Liabilities

Policy reserves	$2,109	$1,806
Policy and contract claims	4,011	2,112
Policyholders’ funds	—	2,674
Bank overdrafts	—	344
Other	—	1,073

Total liabilities	$6,120	$8,009

The following table summarizes selected financial information included in income from discontinued operations in the statements of income for the years ended December 31, 2008, 2007 and 2006.

	Year Ended December 31,

	2008	2007	2006

Revenues from discontinued operations	$808	$10,752	$12,700
Benefits and expenses from discontinued operations	629	7,779	13,177

Income (loss) from discontinued operations, net of income tax expense (benefit) of $90, $2,014 and ($257)	179	2,973	(477)
Gain on sale of discontinued operations, net of income taxes of $2,833, $ -, and $ -	655	—	—

Income from discontinued operations	$834	$2,973	($477)

11

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

3.	Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP 05-1”). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement of Financial Accounting Standards No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses From the Sale of Investments.” SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007. The adoption of SOP 05-1 did not have a material impact on the Company’s financial position or the results of its operations.

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”). SFAS No. 155 permits any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation under Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Instruments and Hedging Activities” to be carried at fair value in its entirety, with changes in fair value recognized in earnings. In addition, SFAS No. 155 requires that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative. SFAS No. 155 is applicable to new or modified financial instruments in fiscal years beginning after September 15, 2006, however it may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS No. 155 on January 1, 2007. The adoption of SFAS No. 155 increased stockholder’s equity by $7.

In June 2006, the FASB issued Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes”. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 on January 1, 2007. The adoption of FIN 48 did not have a material impact on the Company’s financial position or the results of its operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 also provides expanded information about the extent to which a company measures assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 is applicable whenever other authoritative pronouncements require or permit assets or liabilities to be measured at fair value. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company adopted the provisions of SFAS No. 157 on January 1, 2008. The adoption of SFAS No. 157 did not have a material impact on the Company’s financial position or results of its operations.

12

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

In October 2008, the FASB issued Staff Position No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active” (“FSP No. 157-3”). FSP No 157-3 applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with FASB No. 157. FSP No. 157-3 clarifies the application of FASB No. 157 in a market that is not active and provides an example to illustrate key conditions in determining the fair value of a financial asset when the market for that financial asset is not active. FSP No. 157-3 became effective upon issuance including prior periods for which financial statements have not been issued. The Company adopted the provisions of FSP No. 157-3 effective September 30, 2008. The adoption of FSP No. 157-3 did not have a material impact on the Company’s financial position or results of its operations.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS No.159”). SFAS No. 159 permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities”, applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS No. 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Company adopted the provisions of SFAS No. 159 on January 1, 2008. The adoption of SFAS No. 159 did not have an impact on the Company’s financial position or results of its operations.

In January 2009, the FASB issued EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“EITF 99-20-1”). EITF 99-20-1 is an interpretative amendment to the impairment guidance of Emerging Issues Task Force Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests that Continue to be Held by a Transferor in Securitized Financial Assets” and aligns its impairment guidance to that of Statement of Financial Accounting Standards No. 115 “Accounting for Certain Investments in Debt and Equity Securities. EITF 99-20-1 is effective for reporting periods ending after December 15, 2008. The Company adopted EITF 99-20-1 for its year ended December 31, 2008. The adoption of EITF 99-20-1 did not have an impact on the Company’s financial position or results of its operations.

Future adoption of new accounting pronouncements

In February 2008, the FASB issued Staff Position No. 157-2, “Effective Date of FASB Statement No. 157” (“FSP No. 157-2”), which defers the effective date of SFAS 157 for all nonrecurring fair value measurements of non-financial assets and non-financial liabilities until fiscal years beginning after November 15, 2008. Non-financial assets include assets associated with business acquisitions and impairment testing of tangible and intangible assets. The Company adopted the provisions of SFAS No. 157-2 on January 1, 2009. The adoption of FSP No. 157-2 did not have a material impact on the Company’s financial position or results of its operations.

In March 2008, the FASB issued Statement of Financial Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (“SFAS No. 161”). SFAS No. 161 applies to all derivative instruments and related hedged items accounted for under Statement of Financial Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS No. 133”). SFAS No. 161 requires entities to provide enhanced disclosures regarding (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows. SFAS No. 161 is effective for fiscal years beginning after November 15, 2008. The Company adopted the provisions of SFAS No. 161 for its fiscal year beginning January 1, 2009. The adoption of SFAS No. 161 did not have an impact on the Company’s financial position or the results of its operations.

13

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

4.	Related Party Transactions

Included in the balance sheets at December 31, 2008 and 2007 are the following related party amounts:

	December 31,

	2008	2007

Reinsurance receivable	$42,854	$42,124

Included in the statements of income for the years ended December 31, 2008, 2007 and 2006 are the following related party amounts:

	Year Ended December 31,

	2008	2007	2006

Premium income, net of premiums ceded of $7,798, $7,355 and $7,680	($7,798)	($7,355)	($7,680)
Life and other policy benefits, net of reinsurance recoveries of $9,881, $3,076 and $4,266	(9,881)	(3,076)	(4,266)

The Company and GWL&A have service agreements whereby GWL&A administers, distributes and underwrites business for the Company and administers its investment portfolio. The amounts recorded are based upon estimated costs incurred and resources expended. For the years ended December 31, 2008, 2007 and 2006, the amounts paid to GWL&A for these services are summarized as follows:

	Year Ended December 31,

	2008	2007	2006

Investment management revenue included in net investment income	$628	$1,195	$623
Administrative and underwriting expense reimbursements included as a reduction to general insurance expenses	5,363	4,396	2,718

Total	$5,991	$5,591	$3,341

In addition, the Company and GWL&A have an agreement whereby GWL&A has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

During 2008, a policyholder surrendered their business-owned life insurance policy with the Company and purchased a similar policy from GWL&A. As a result, the Company incurred losses from the sale of invested assets and writedown of DAC which were reimbursed by GWL&A as the Company waived fees and penalties on the transaction. The reimbursement amount of $2,627 is included in fee income in the accompanying statement of income.

14

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

5.	Summary of Investments

The following table summarizes fixed maturity securities and equity investments classified as available-for-sale at December 31, 2008:

	December 31, 2008
Fixed Maturities:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Carrying Value
U.S. government direct obligations and U.S. agencies	$64,936	$11,766	$—	$76,702	$76,702
Obligations of U.S. states and their subdivisions	9,682	74	452	9,304	9,304
Foreign governments	190	2	—	192	192
Corporate debt securities	192,478	2,272	15,411	179,339	179,339
Mortgage-backed and asset-backed securities	131,559	56	29,357	102,258	102,258
Total fixed maturities	$398,845	$14,170	$45,220	$367,795	$367,795

Total equity investments	$57	$25	$—	$82	$82

The following table summarizes fixed maturity securities and equity investments classified as available-for-sale at December 31, 2007:

	December 31, 2007
Fixed Maturities:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Carrying Value
U.S. government direct obligations and U.S. agencies	$67,724	$3,690	$212	$71,203	$71,203
Foreign governments	300	—	5	295	295
Corporate debt securities	218,982	5,178	1,821	222,340	222,340
Mortgage-backed and asset-backed securities	134,275	413	4,081	130,605	130,605
Total fixed maturities	$421,281	$9,281	$6,119	$424,443	$424,443

Total equity investments	$59	$17	$—	$76	$76

See Note 6 for additional information on policies regarding estimated fair value of fixed maturities and equity investments.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2008, by contractual maturities, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

15

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

	December 31, 2008
	Amortized Cost	Estimated Fair Value
Maturing in one year or less	$21,818	$21,447
Maturing after one year through five years	79,028	76,301
Maturing after five years through ten years	73,098	72,113
Maturing after ten years	67,006	68,866
Mortgage-backed and asset-backed securities	157,895	129,068
	$398,845	$367,795

Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments on a quarterly basis.

The following table summarizes information regarding the sales of fixed maturity investments classified as available-for-sale for the years ended December 31, 2008, 2007 and 2006:

	2008	2007	2006
Proceeds from sales	$112,438	$67,506	$99,254
Gross realized gains from sales	587	1,066	1,038
Gross realized losses from sales	—	(268)	(1,208)

Gross realized gains and gross realized losses from sales were primarily attributable to interest rate related gains and losses.

The Company has fixed maturity securities with fair values in the amounts of $0 and $450 that have been non-income producing for the twelve months preceding December 31, 2008 and 2007, respectively. These securities were written down to their fair value in the period they were deemed to be other-than-temporarily impaired.

Derivative financial instruments - The Company makes limited use of derivative financial instruments to manage interest rate and market risk associated with its invested assets. Derivatives are not used for speculative purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. As the Company enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred or are expected to occur.

Fair value hedges - Interest rate futures are used to hedge the risk of the change in the fair value of certain fixed rate maturity investments. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the other at the expiration or termination of the agreement.

During the year, the Company entered into derivative contracts which were designated as fair value hedges. No amounts were recorded to net investment income during the year ended December 31, 2008 due to hedge ineffectiveness. In 2007 and 2006, there were no derivative contracts designated as fair value hedges.

16

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products with other new investments. However, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the Company uses U.S. Treasury futures contracts. The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio. Although management believes the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Instruments and Hedging Activities.”

The Company occasionally purchases a financial instrument that contains a derivative instrument that is “embedded” in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. The company determines if (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument. If both of these are true, the Company has the option of separating the embedded derivative from the host contract and carrying it at its fair value, or under Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”), the Company may carry the entire hybrid instrument at fair value with gains and losses recognized in earnings.

During the years ended December 31, 2008, 2007 and 2006, decreases in the amounts of $0, $50 and $58, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment.

The following table summarizes derivative financial instruments at December 31, 2008:

	December 31, 2008
	Notional Amount	Strike/Swap Rate	Maturity
Futures:
Thirty year U.S. Treasury:
Short position	$40,500	N/A	March 2009

There were no derivative instruments held at December 31, 2007.

Mortgage loans - There were no impaired mortgage loans for the years ended December 31, 2008 and 2007. As part of its active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans.

The following table summarizes the activity in the allowance for mortgage loan credit losses for the years ended December 31, 2008, 2007 and 2006:

	Year Ended December 31,
	2008	2007	2006
Balance, January 1	$802	$802	$802
Release of provision	—	—	—
Amounts written off, net of recoveries	—	—	—
Balance, December 31	$802	$802	$802

17

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

The changes to the allowance for mortgage loan credit losses are recorded in net realized gains (losses) on investments.

Equity investments - The carrying value of the Company’s equity investments was $82 and $76 at December 31, 2008 and 2007, respectively.

Securities pledged, restricted assets and special deposits - The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities sold under agreements to repurchase, futures contracts and state regulatory deposits.

The Company had securities on deposit with governmental authorities or trustees as required by certain insurance laws with carrying values in the amounts of $406 and $343 at December 31, 2008 and 2007, respectively.

The Company participates in a securities lending program whereby securities, which are included in invested assets in the accompanying balance sheets, are loaned to third parties. Securities with a cost or amortized cost in the amounts of $22,375 and $34,973 and estimated fair values in the amounts of $31,104 and $38,165 were on loan under the program at December 31, 2008 and 2007, respectively. The Company was liable for collateral under its control in the amounts of $32,566 and $39,272 at December 31, 2008 and 2007, respectively.

Additionally, the fair value of margin deposits related to futures contracts was approximately $1,600 and $0 at December 31, 2008 and 2007, respectively.

Impairment of fixed maturity and equity investments classified as available-for-sale - The Company classifies the majority of its fixed maturities and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of deferred taxes, in accumulated other comprehensive income (loss) in the stockholder’s equity section in the accompanying balance sheets. All available-for-sale securities with gross unrealized losses at the balance sheet date are subjected to the Company’s process for the identification and evaluation of other-than-temporary impairments.

The Company writes down to fair value securities that it deems to be other-than-temporarily impaired in the period the securities are deemed to be so impaired. The Company records write-downs as realized losses and adjusts the cost basis of the securities accordingly. The Company does not adjust the revised cost basis for subsequent recoveries in value.

The assessment of whether an other-than-temporary impairment has occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value, and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations and future earnings potential of the issuer.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	Fair value is significantly below cost.

•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.

•	The decline in fair value has existed for an extended period of time.

•	A debt security has been downgraded by a credit rating agency.

•	The financial condition of the issuer has deteriorated.

•	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

18

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

While all available information is taken into account, it is difficult to predict the ultimate recoverable amount of a distressed or impaired security.

Unrealized losses on fixed maturity and equity investments classified as available-for-sale

The following tables summarize unrealized investment losses by class of investment at December 31, 2008 and 2007. The Company considers these investments to be only temporarily impaired:

	December 31, 2008

	Less than twelve months		Twelve months or longer		Total

Fixed Maturities	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss

Obligations of U.S. states and their subdivisions	$7,008	$452	$—	$—	$7,008	$452
Corporate debt securities	97,759	8,534	41,799	6,877	139,558	15,411
Mortgage-backed and asset-backed securities	57,881	12,373	43,120	16,984	101,001	29,357

Total fixed maturities	$162,648	$21,359	$84,919	$23,861	$247,567	$45,220

Total number of securities in an unrealized loss position	92		65		157

	December 31, 2007

	Less than twelve months		Twelve months or longer		Total

Fixed Maturities	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss

U.S. government direct obligations and U.S. agencies	$—	$—	$14,466	$212	$14,466	$212
Foreign governments	—	—	295	5	295	5
Corporate debt securities	11,813	89	48,375	1,732	60,188	1,821
Mortgage-backed and asset-backed securities	31,015	1,675	57,684	2,406	88,699	4,081

Total fixed maturities	$42,828	$1,764	$120,820	$4,355	$163,648	$6,119

Total number of securities in an unrealized loss position	14		87		101

At December 31, 2008 and 2007 there were no unrealized losses on equity investments.

Fixed maturity investments - Total unrealized losses increased by $39,101 from December 31, 2007 to 2008. This increase in unrealized losses is primarily due to the corporate debt securities and mortgage-backed and asset-backed securities classes and reflects market illiquidity and economic uncertainty in these markets during the past year.

Unrealized losses on mortgage-backed and asset-backed securities comprise $25,276 of this increase and are attributable to widening of credit spreads resulting from a lack of market liquidity. The market disruption has influenced valuations at December 31, 2008, however, the underlying collateral on the securities within the portfolio along with credit enhancement and/or guarantees is sufficient to expect full repayment of the principal. See Footnote 6 for additional discussion regarding fair valuation processes.

19

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

Unrealized losses on corporate debt securities increased $13,590 from December 31, 2007 to 2008. The valuation of these securities has also been significantly influenced by market conditions. Management has classified these securities by sector, calculated as a percentage of total unrealized losses, as follows:

	December 31,

Corporate sector	2008	2007

Utility	32%	30%
Finance	29%	10%
Natural resources	12%	20%
Consumer	11%	18%
Industrial	11%	11%
Transportation	5%	10%
Other	—	1%

	100%	100%

Approximately $4,287 of the increase in unrealized losses was related to the finance industry. These unrealized losses were primarily related to securities in the financial services and insurance industries. Less than 5% (approximately $694 of the $15,411) of total unrealized losses on corporate debt securities was related to one security in the banking industry on which there has been a ratings downgrade since December 31, 2007. This security is rated A.

Approximately $4,334 of the increase in unrealized losses since December 2007 was related to the utility industry. Less than 5% (approximately $747 of the $15,411) of the total unrealized losses on corporate debt securities was related to securities in the utility industry on which there has been a ratings downgrade since December 31, 2007. All of these securities are rated BBB or above.

Future changes in the fair value of these securities will be dependent upon the return of market liquidity and changes in general market conditions including interest rates and credit spread movements. While the decline in fair value has been increasing and many unrealized losses have existed for longer than twelve months, the Company believes this is attributable to general market conditions and not reflective of the financial condition of the issuer or collateral backing the securities and has little bearing on whether the investment will be ultimately recoverable. Current liquidity conditions in the market place contribute to the uncertainty in the financial condition of the many issuers; however, the Company continually monitors its credit risk exposure to identify potential losses. The Company has the ability and intent to hold the securities with unrealized losses until a recovery of the fair value, which may be maturity; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2008.

Other-than-temporary impairment recognition

The Company recorded other-than-temporary impairments on fixed maturity investments of $5,675, $142 and $192 during 2008, 2007 and 2006, respectively. Of the $5,675, $4,616 was related to the write-down of a security in the financial services industry backed by Lehman Brothers Holdings Inc. The remaining $1,059 was related to the write-down of a security in the automobile industry backed by General Motors Corporation. The Company recorded other-than-temporary impairment on equity securities of $42 and $63 during 2008 and 2007, respectively. The Company did not record other-than-temporary impairment on any equity securities during the year ended December 31, 2006.

20

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

6.	Fair Value Measurements

The following table summarizes the carrying amount and estimated fair value of the Company’s financial instruments at December 31, 2008 and 2007:

	December 31, 2008		December 31, 2007

Assets	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Fixed maturities and short-term investments	$396,999	$396,999	$446,794	$446,794
Mortgage loans on real estate	86,604	87,542	85,696	88,055
Equity investments	82	82	76	76
Policy loans	12,890	12,890	12,401	12,401
Other investments	178	178	—	—
Collateral under securities lending agreements	32,566	32,566	39,272	39,272
Reinsurance receivable	67	67	245	245
Separate account assets	122,630	122,630	108,972	108,972

	December 31, 2008		December 31, 2007

Liabilities	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Annuity contract reserves without life contingencies	$156,470	$156,727	$80,233	$80,513
Policyholders’ funds	2,797	2,797	2,785	2,785
Separate account liabilities	122,630	122,630	108,972	108,972

Fixed maturity and equity securities - The fair values for public fixed maturity and equity securities are based upon quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not readily available, such as for private fixed maturity investments, fair values are estimated. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company’s financial instruments.

Short-term investments and collateral under securities lending agreements - The carrying value of short-term investments and collateral under securities lending agreements is a reasonable estimate of fair value due to their short-term nature.

Mortgage loans on real estate - Mortgage loan fair value estimates generally are based on discounted cash flows. A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. The rates selected for inclusion in the discount rate matrix reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

Policy loans - Policy loans accrue interest generally at variable rates with no fixed maturity dates and therefore, estimated fair value approximates carrying value.

Other investments - Other investments consist of the Company’s percentage ownership of a foreclosed lease interest in an aircraft. The estimated fair value is based on the present value of anticipated lease payments plus the residual value.

21

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

Reinsurance receivable - The carrying value of the reinsurance receivable is a reasonable estimate of fair value due to their short-term nature.

Annuity contract reserves without life contingencies - The estimated fair value of annuity contract reserves without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for credit risk.

Policyholders’ funds - The estimated fair value of policyholders’ funds is the same as the carrying amount since the Company can change the interest crediting rates due to fluctuations in market interest rates with 30 days notice.

Separate account assets and liabilities - Separate account assets and liabilities are adjusted to net asset value on a daily basis which approximates fair value.

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy in accordance with SFAS No. 157. The levels of the fair value hierarchy are described below.

•           Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Financial assets and liabilities utilizing Level 1 inputs include actively exchange-traded equity securities.

•           Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities were obtained from a pricing service. The list of inputs used by the pricing service is reviewed on a quarterly basis. The pricing service inputs include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, offers and reference data. Level 2 securities include those priced using a matrix which is based on credit quality and average life, U.S. government and agency securities, some private equities and certain fixed maturity investments.

•           Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. The prices of the majority of Level 3 securities were obtained from single broker quotes and internal pricing models. Financial assets and liabilities utilizing Level 3 inputs include certain private equity, fixed maturity and over-the-counter derivative investments.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

22

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

The following table presents information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2008 and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Assets and Liabilities Measured at Fair Value on a Recurring Basis December 31, 2008

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Fixed maturities, available-for-sale	$—	$347,952	$19,843	$367,795
Equity investments, available-for-sale	82	—	—	82
Short-term investments, available-for-sale	169	29,035	—	29,204
Collateral under securities lending agreements	32,566	—	—	32,566
Separate account assets [1]	122,358	—	—	122,358

Total assets	$155,175	$376,987	$19,843	$552,005

Liabilities

Total liabilities	$—	$—	$—	$—

[1]	Includes only separate account investments which are carried at the fair value of the underlying invested assets owned by the separate accounts.

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 Financial Assets and Liabilities Year Ended December 31, 2008

	Fixed maturities available- for-sale	Equity investments available- for-sale

Balance, January 1, 2008	$22,201	$42
Realized and unrealized gains and losses:
(Gains) losses included in net income	55	—
Gains (losses) included in other comprehensive income	(2,464)	—
Purchases, issuances and settlements	(2,580)	(42)
Transfers in (out) of Level 3	2,631	—

Balance, December 31, 2008	$19,843	$—

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2008	$—	$—

23

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

Realized and unrealized gains and losses included in net income for the year ended December 31, 2008 are reported in net realized gains (losses) on investments and net investment income as follows:

	Year Ended December 31, 2008

	Net realized gains (losses) on investments	Net investment income

Realized and unrealized gains and losses included in net income for the period	$55	$—

The Company has no assets or liabilities measured at fair value on a non-recurring basis at December 31, 2008.

7.	Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains 100% of the first $50 of coverage per individual life and has a maximum retention of $250 per individual life. Life insurance policies are first reinsured to GWL&A up to a maximum of $3,250 of coverage per individual life. Any excess amount is reinsured to a third party.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. Consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2008 and 2007, the reinsurance receivables had net carrying values in the amounts of $51,168 and $50,871, respectively. There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2008 or 2007.

The following tables summarize life insurance in force and premium income at, and for the year ended, December 31, 2008:

	Direct	Reinsurance Ceded	Reinsurance Assumed	Net

Life insurance in-force:
Individual	$5,196,461	($2,849,347)	$—	$2,347,114

Premium income:
Life insurance	$25,907	($10,800)	$—	$15,107
Annuities	163	(7)	—	156

Total	$26,070	($10,807)	$—	$15,263

24

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

The following tables summarize life insurance in force and premium income at, and for the year ended, December 31, 2007:

	Direct	Reinsurance Ceded	Reinsurance Assumed	Net

Life insurance in-force:
Individual	$5,823,441	($3,159,798)	$—	$2,663,643

Premium income:
Life insurance	$26,101	($10,311)	$—	$15,790
Annuities	56	(5)	—	51

Total	$26,157	($10,316)	$—	$15,841

The following table summarizes premium income for the year ended December 31, 2006:

	Direct	Reinsurance Ceded	Reinsurance Assumed	Net

Premium income:
Life insurance	$25,770	($10,357)	$—	$15,413
Annuities	81	(6)	—	75

Total	$25,851	($10,363)	$—	$15,488

8.	Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in deferred acquisition costs and value of business acquired for the years ended December 31, 2008, 2007 and 2008:

	DAC	VOBA	Total

Balance, January 1, 2006	$10,370	$476	$10,846
Capitalized additions	3,504	—	3,504
Amortization and writedowns	(2,875)	(70)	(2,945)
Unrealized investment gains (losses)	809	(76)	733

Balance, December 31, 2006	11,808	330	12,138
Capitalized additions	3,679	—	3,679
Amortization and writedowns	(2,873)	(136)	(3,009)
Unrealized investment gains	86	118	204

Balance, December 31, 2007	12,700	312	13,012
Capitalized additions	2,423	—	2,423
Amortization and writedowns	(2,245)	(88)	(2,333)
Unrealized investment gains (losses)	(195)	384	189

Balance, December 31, 2008	$12,683	$608	$13,291

The estimated future amortization expense for VOBA for the next five years is as follows:

Year Ended December 31,	Amount

2009	$97
2010	97
2011	97
2012	97
2013	97

25

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

9.	Stockholder’s Equity, Dividend Restrictions and Other Matters

At December 31, 2008 and 2007, the Company had 10,000 shares of $1,000 par value common stock authorized, 2,500 of which were issued and outstanding at both dates.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for years ended December 31, 2008, 2007 and 2006 are as follows:

	Year Ended December 31,

	2008	2007	2006

	(Unaudited)
Net income	$3,607	$5,204	$8,295
Capital and surplus	53,932	47,784	45,562

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $6,000 of capital and surplus. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company paid dividends in the amounts of $0, $4,500 and $0 during the years ended December 31, 2008, 2007 and 2006, respectively.

The maximum amount of dividends that can be paid to shareholders by insurance companies domiciled in the State of New York, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory surplus and statutory net gain from operations. Unaudited statutory surplus and net gain from operations for the year ended December 31, 2008 were $51,432 and $7,286, respectively. The Company may pay up to $5,143 (unaudited) of dividends in 2009 without the approval of the Insurance Commissioner.

10.	Other Comprehensive Income (Loss)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2008:

	Year Ended December 31, 2008

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Unrealized holding gains (losses) arising during the year	($37,817)	$13,236	($24,581)
Less: reclassification adjustment for (gains) losses realized in net income	237	(83)	154

Net unrealized gains (losses)	(37,580)	13,153	(24,427)
Reserve, DAC and VOBA adjustment	191	(67)	124

Other comprehensive income (loss)	($37,389)	$13,086	($24,303)

26

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2007:

	Year Ended December 31, 2007

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Unrealized holding gains (losses) arising during the year	$3,196	($1,119)	$2,077
Less: reclassification adjustment for (gains) losses realized in net income	(574)	201	(373)

Net unrealized gains (losses)	2,622	(918)	1,704
Reserve, DAC and VOBA adjustment	202	(70)	132

Other comprehensive income (loss)	$2,824	($988)	$1,836

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2006:

	Year Ended December 31, 2006

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Unrealized holding gains (losses) arising during the year	($848)	$297	($551)
Less: reclassification adjustment for (gains) losses realized in net income	228	(80)	148

Net unrealized gains (losses)	(620)	217	(403)
Reserve, DAC and VOBA adjustment	768	(269)	499

Other comprehensive income (loss)	$148	($52)	$96

11.	Net Investment Income and Net Realized Gains (Losses) on Investments

The following table summarizes net investment income for the years ended December 31, 2008, 2007 and 2006.

	Year Ended December 31,

	2008	2007	2006

Investment income:
Fixed maturity and short-term investments	$24,605	$22,396	$21,642
Mortgage loans on real estate	5,389	5,661	5,862
Policy loans	824	933	744
Other	810	(148)	141

	31,628	28,842	28,389
Investment expenses	(627)	(1,194)	(623)

Net investment income	$31,001	$27,648	$27,766

27

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

The following table summarizes net realized gains (losses) on investments for the years ended December 31, 2008, 2007 and 2006.

	Year Ended December 31,

	2008	2007	2006

Net realized gains (losses):
Fixed maturity and short-term investments	($5,316)	$760	($339)
Equity investments	(41)	(47)	—
Mortgage loans on real estate	219	454	441
Other	(77)	(30)	(25)

Net realized gains (losses) on investments	($5,215)	$1,137	$77

12.	General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2008, 2007 and 2006:

	Year Ended December 31,

	2008	2007	2006

Compensation	$5,003	$4,382	$2,352
Commissions	2,870	3,994	3,962
Premium and other taxes	322	90	403
Capitalization of DAC	(2,423)	(3,679)	(3,504)
Other	237	152	209

Total general insurance expenses	$6,009	$4,939	$3,422

13.	Federal Income Taxes

The provision for income taxes is comprised of the following:

	Year Ended December 31,

	2008	2007	2006

Current	$4,767	$3,690	$3,042
Deferred	(2,059)	(1,303)	103

Total income tax provision	$2,708	$2,387	$3,145

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FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate from continuing operations for the years ended December 31, 2008, 2007 and 2006.

	Year Ended December 31,

	2008	2007	2006

Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
State income taxes net of federal benefit	4.2	3.8	4.9
Provision for participating policies	6.0	2.4	(1.6)
Prior year tax adjustment	(10.8)	(13.2)	—
Other, net	(0.5)	0.4	(1.6)

Effective federal income tax rate from continuing operations	33.9%	28.4%	36.7%

The large decreases in prior year tax adjustments are due to the analysis of deferred income taxes and other tax related accounts.

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The income tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2008 and 2007 are as follows:

	December 31,

	2008		2007

	Deferred Tax Asset	Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability

Policyholder reserves	$7,332	$—	$10,959	$—
Deferred acquisition costs	109	—	—	1,019
Investment assets	9,809	—	—	7,109
Premiums receivable	940	—	798	—
Other	880	—	(417)	—

Total deferred taxes	$19,070	$—	$11,340	$8,128

Amounts presented for investment assets above include $12,326 and $(1,303) related to the unrealized (gains) losses on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2008 and 2007, respectively.

The Company adopted the provisions of FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) on January 1, 2007. The Company did not recognize an increase in the liability for unrecognized tax benefits for the year ended December 31, 2008. A reconciliation of unrecognized tax benefits for the years ended December 31, 2008 and 2007 is as follows:

Balance, January 1, 2007	$—
Additions for tax positions in prior years	166

Balance, December 31, 2007	166
Additions for tax positions in the current year	—

Balance, December 31, 2008	$166

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FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
(Dollars in Thousands, Except Share Amounts)

Included in the balance at December 31, 2008 are $166 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest, the disallowance of the shorter deductibility period would not affect the annual effective rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in current income tax expense. During the year ended December 31, 2008, the Company recognized approximately $18 in interest and penalties related to uncertain tax positions. The company had approximately $29 accrued for the payment of interest and penalties at December 31, 2008.

The Company files income tax returns in the U.S federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S federal, state and local income tax examinations by tax authorities for years 2004 and prior. The Company has been notified by the IRS that they will soon begin examination, however the specific companies and tax years to be audited have not been determined. The Company does not expect significant increases or decreases to the unrecognized tax benefits in 2009. Also, the Company does not expect significant increases or decreases relating to state and local audits.

Included in other assets at December 31, 2008 is a current income tax receivable in the amount of $462 and included in other liabilities at December 31, 2007 is a current tax payable of $2,200, related to the separate federal income tax returns.

Prior to the merger of the Company and CLNY, the Company and GWL&A Financial, parent company of GWL&A, had entered into an income tax allocation agreement whereby GWL&A Financial files a consolidated federal income tax return on behalf of a group that includes the Company. Under the agreement, the Company is responsible for and will receive the benefits of any income tax liability or benefit computed on a separate income tax return basis. Prior to the merger of the Company and CLNY, CLNY filed its federal income tax return on a separate basis. The Company and CLNY filed their 2005 income tax returns on these bases. Beginning for its income tax year ended December 31, 2006, the Company files its federal income tax return on a separate basis.

14.	Commitments and Contingencies

The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings are not expected to have a material adverse effect on the Company’s financial position or results of its operations.

The Company makes commitments to fund investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2008 and 2007 were $1,087 and $9,061, respectively, all of which is due within one year from the dates indicated.

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